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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                August 19, 2005

                              Agere Systems Inc.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


                1-16397                                  22-3746606
        (Commission File Number)              (IRS Employer Identification No.)

        1110 American Parkway NE                            18109
        Allentown, Pennsylvania                          (Zip Code)
(Address of principal executive offices)


                                (610) 712-1000
                        (Registrant's Telephone Number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                               TABLE OF CONTENTS
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Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.
SIGNATURE

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Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.

On August 25, 2005, the Registrant announced the election, effective
August 23, 2005, of Peter Kelly, Executive Vice President and Chief Financial Officer. Previously, Mr. Kelly, 48, had been Agere's Executive Vice President, Operations Group, since October 2001, and Agere's Vice President of Operations for Integrated Circuits from September 2000 to October 2001. Mr. Kelly joined Lucent Microelectronics in September 2000 from Fujitsu-ICL Systems Inc., a joint venture of ICL and Fujitsu that provided computer systems and services to retailers and banks, where he was Executive Vice President and Chief Operating Officer. Mr. Kelly had been with Fujitsu-ICL for six years. Mr. Kelly is on the board of directors of Plexus Corp. (NASDAQ: PLXS) where he is a member of the audit committee. He is also on the board of the United Way of the Greater Lehigh Valley and the Lehigh Valley Economic Development Corporation. He is a fellow of the Chartered Institute of Management Accountants and has a Bachelor of Science degree in management sciences from University of Manchester Institute of Science and Technology.

Mr. Kelly replaces John W. Gamble, Jr., who, on August 19, 2005, resigned his position as Executive Vice President and Chief Financial Officer of the Registrant and who has accepted a position at another company.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AGERE SYSTEMS INC.

Date:  August 25, 2005                By:  /s/ Jean F. Rankin
                                          ------------------------------------
                                          Name:    Jean F. Rankin
                                          Title:   Senior Vice President,
                                                   General Counsel and
                                                   Secretary